OMB APPROVAL
UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K	OMB Number: 3235-0060 Expires: March 31, 2006 Estimated average burden hours per response: 2.64

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2005

MBT FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Michigan	000-30973	38-3516922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

102 East Front Street, Monroe, Michigan	48161
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 241-3431

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 13, 2005, Registrant issued a press release announcing its results of operations and financial condition for and as of, respectively, the three month and nine month periods ended September 30, 2005, unaudited. The press release is attached as Exhibit No. 99 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

The following exhibits are furnished herewith:

Exhibit
Number	Exhibit Description

99	Press Release dated October 13, 2005 announcing Registrant’s results of operations and financial condition for and as of the quarter and nine months ended September 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

MBT FINANCIAL CORP.

Date: October 14, 2005	By:	/s/ H. Douglas Chaffin

H. Douglas Chaffin President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

99	Press Release dated October 13, 2005 announcing Registrant’s results of operations and financial condition for and as of the quarter and nine months ended September 30, 2005.